UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2017

_________________

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9530 Main Street Clarence, New York (Address of Principal Executive Office)		14031 (Zip Code)
Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e):	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2017, the stockholders of 22nd Century Group, Inc. (the “Company”) approved the 22nd Century Group, Inc. 2014 Omnibus Incentive Plan as amended and restated (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan by 5,000,000 shares. The Plan was filed as Appendix A to the Company’s definitive proxy statement filed March 17, 2017 and the terms thereof are incorporated herein by reference.

Item 5.07(a )and (b):	Submission of Matters to a Vote of Security Holders.

On April 29, 2017, the Company held an annual meeting of its stockholders to vote on the following proposals:

Proposal One: To elect a Class III director, James W. Cornell, to serve until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified. In accordance with the voting results listed below, the nominee was elected to serve as a director.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James W. Cornell	16,587,744	5,052,163	39,468,477

Proposal Two: To approve an advisory resolution on executive compensation for fiscal year 2016. In accordance with the voting results listed below, the Company’s executive compensation for fiscal year 2016 has been approved.

For	Against	Abstain	Broker Non-Votes
14,790,070	3,177,212	3,672,625	39,468,477

Proposal Three: To approve the Plan to increase the number of shares of common stock authorized for issuance under that plan by 5,000,000 shares. In accordance with the voting results listed below, the Plan has been approved.

For	Against	Abstain	Broker Non-Votes
15,109,647	2,806,760	3,723,500	39,468,477

Proposal Four: The audit committee of the Board of Directors selected the accounting firm of Freed Maxick CPAs, P.C. to serve as the Company’s independent registered certified public accounting firm for the year 2017. The audit committee directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, Freed Maxick CPAs, P.C. will serve as the independent registered certified public accountants for the Company for the year 2017.

For	Against	Abstain
56,825,348	123,819	4,159,217

Item 9.01(d):	Financial Statements and Exhibits.

Exhibit 10.1	22nd Century Group, Inc. 2014 Omnibus Incentive Plan, as amended and restated (incorporated by reference from Appendix A to the Company’s definitive proxy statement filed March 17, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Henry Sicignano III
Date: May 3, 2017	Henry Sicignano III
President and Chief Executive Officer